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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                                 FORM 8-K/A

                               AMENDMENT NO. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                July 17, 1998
               ------------------------------------------------
               Date of Report (date of earliest event reported)



                         DATALINK SYSTEMS CORPORATION
             ----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter



         Nevada                    0-21069              35-3574355
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation               Number                  Number



         1735 Technology Drive, Suite 790, San Jose, CA  95110
        ----------------------------------------------------------
        Address of Principal Executive Offices, Including Zip Code



                               (408) 367-1700
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code



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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 17, 1998, Datalink Systems Corporation (the "Company") received notification from Pricewaterhouse Coopers LLP ("PwC"), formerly Coopers & Lybrand L.L.P., the Company's independent accountants for the fiscal years ended March 31, 1996, 1997 and 1998 stating that PwC had resigned. The reports of PwC on the Company's financial statements for the fiscal years ended March 31, 1996, 1997 and 1998 did not contain an adverse opinion or disclaimer of an opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles or practices.

     In Exhibit 16 to this Current Report on Form 8-K/A, PwC has submitted a response letter, as required by Item 304(a) of Regulation S-B, to the Company's 8-K filing made on July 24, 1998. The Company agrees with the statement of PWC made therein that,

     "Other than this matter, in connection with its audits for the two most recent fiscal years and through July 17, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference in their report on the financial statements for such years."

The PwC "matter" referred to above concerns a disagreement the Company had with PwC regarding the application of Emerging Issues Task Force abstract 88-18 (hereinafter "EITF 88-18") to revenues from certain sales of technology in fiscal years 1997 and 1998.

     During the course of the fiscal year ended March 31, 1997, PwC did not recommend the application of EITF 88-18 to the treatment of such revenues for purposes of the Company's financial disclosure in its quarterly SEC filings. However, prior to filing the Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 (the "1997 10-KSB"), PwC introduced the EITF 88-18 treatment to said revenues. At that time, the Company raised concerns regarding this treatment, as documented in PwC's correspondence to the Company's Board of Directors dated September 29, 1997, wherein PwC states:

     "Recognition of the Shalcor transaction in accordance with EITF 88-18 is required and though management disagreed with the account-ing treatment it did record the transaction in accordance with EITF 88-18."

     The same EITF 88-18 issue arose during the audit for the fiscal year 1998 concerning a similar sale of technology. Once again, the Company and PwC revisited the applicability of this treatment to the sale of technology. The Company asked PwC to explain the rationale for using EITF 88-18 and had discussions with PwC regarding the meaning of the term "investor" as used in the application of EITF 88-18.

     With the intention of researching the EITF 88-18 treatment, the Company consulted with two accounting consultants regarding clarification of the foregoing issue; however, the Company did not, and disclaims any suggestion that it did, seek the opinion of any accountant other than PwC. Although alternative sale of technology accounting treatments were suggested by the

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Company, none were found acceptable to PwC.  Consequently, the Company acquiesced in favor of PwC. All financial disclosures in the Company's SEC filings for the fiscal years 1997 and 1998 have been made in accordance with PwC's direction and approval.

     Regarding other issues addressed in the PwC response letter (Exhibit 16), the Company submits the following:

     In September 1997, PwC advised the Company's Board of Directors of certain "internal control weaknesses." The Company's management has addressed and rectified each of these issues, as described below:

     PWC ISSUE: Failure to timely file periodic reports as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

     COMPANY RESOLUTION: The Company was late in filing the 1997 10-KSB. This was in large part due to requirements made by PwC during July 1997 to make last minute adjustments to the 10-KSB as required by the unexpected application of EITF 88-18. PwC delivered its original, manually-executed report on the Company's financial statements for the year ended March 31, 1997 under a cover letter dated August 12, 1997. This is the same date of PwC's consent to refer to and include its
     report in the 1997 10-KSB.   The 1997 10-KSB was subsequently filed
     on August 12, 1997. The last minute adjustments required for the 1997 10-KSB also applied to the report for the quarter ended June 30, 1997 and caused this report to be filed one date late. The Company has since filed all reports required to be filed by it pursuant to the Exchange Act on a timely basis.

     PWC ISSUE: Material Audit adjustments related to the sale of tech-nology, accounts payable and accrued liabilities and common stock transaction.

     COMPANY RESOLUTION: All adjustments related to the sale of tech-nology were made as a result of the implementation of EITF 88-18. Adjustments to accounts payable, accrued liabilities, and common stock transactions were required due to Company practices occurring prior to the Company becoming publicly-held. After the Company became public, all required adjustments were completed. PwC has since audited and issued its report on the Company's financial statements for the fiscal year ended March 31, 1998.

     PWC ISSUE: Adequacy of records maintained by the Company related to certain prior common stock transactions.

     COMPANY RESOLUTION: The claimed inadequacy of records maintain by the Company related to certain prior common stock transactions were considered to be the result of past practices prior to the date the Company became a public company. Since the Company became publicly-held, such records have also been maintained by the Company's trans-fer agent, American Securities Transfer & Trust, Inc. PwC has since audited and issued its report on the Company's financial statements for the fiscal year ended March 31, 1998.

     In addition, PwC states in the response letter (Exhibit 16) that "material audit adjustments were necessary" causing a need for the Company to restate its report for the quarter ended December 31, 1997, in Form 10-QSB. Although Company management is unaware of any communication made by PwC during

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the March 31, 1998 audit advising the necessity of material adjustments to its report for the quarter ended December 31, 1997, in Form 10-QSB, the Company is prepared to make any adjustments that PwC requires.

     Finally, the report of PwC dated June 19, 1997 on the Company's financial statements as of March 31, 1997 and for the year then ended, which contained a paragraph stating that the Company's recurring losses from operations raised substantial doubt as to the Company's ability to continue as a going concerning, was filed with the Commission in August 1997 as required.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial  Statements:  None

     (b)   Pro Forma Financial Information:  None

     (c)   Exhibits:

           16     Letter of PricewaterhouseCoopers LLP required by
                  Item 304(a)(3) of Regulation S-B*

-----------------------
*  Filed herewith electronically.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DATALINK SYSTEMS CORPORATION



Dated:  August 5, 1998              By/s/ Anthony N. LaPine
                                      Anthony N. LaPine, President















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